Exhibit 10.1

EXECUTION VERSION

SIXTH AMENDMENT TO

SECOND AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT

THIS SIXTH AMENDMENT TO SECOND AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT (this “Amendment”) is made and entered into as of November 21, 2017 (the “Effective Date”) by and among ARC LOGISTICS PARTNERS LP, a Delaware limited partnership (the “MLP”), ARC LOGISTICS LLC, a Delaware limited liability company (the “Parent”), ARC TERMINALS HOLDINGS LLC, a Delaware limited liability company (the “Borrower”), certain other Affiliates of the Borrower party hereto and the Lenders party hereto.

W I T N E S S E T H:

WHEREAS, the MLP, the Parent, the Borrower, the several banks and other financial institutions and lenders from time to time party thereto (the “Lenders”) and SunTrust Bank, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”), are parties to that certain Second Amended and Restated Revolving Credit Agreement, dated as of November 12, 2013 (as amended by that certain First Amendment to Second Amended and Restated Revolving Credit Agreement and Amended and Restated Guaranty and Security Agreement, dated as of January 21, 2014, that certain Second Amendment to Second Amended and Restated Revolving Credit Agreement, dated as of April 13, 2015, that certain Third Amendment to Second Amended and Restated Revolving Credit Agreement, dated as of July 14, 2015, that certain Fourth Amendment to Second Amended and Restated Revolving Credit Agreement, dated as of June 29, 2016, and that certain Fifth Amendment to Second Amended and Restated Revolving Credit Agreement, dated as of May 25, 2017, and as further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Credit Agreement, as amended hereby), pursuant to which the Lenders have made certain financial accommodations available to the Borrower;

WHEREAS, the Borrower has requested that the Lenders and the Administrative Agent amend certain provisions of the Credit Agreement, and subject to the terms and conditions hereof, the Lenders are willing to do so.

NOW, THEREFORE, for good and valuable consideration, the sufficiency and receipt of all of which are acknowledged, the parties hereto agree as follows:

Section 1.    Amendments to Credit Agreement. Upon satisfaction of the conditions set forth in Section 2 hereof, the Credit Agreement is hereby amended as follows:

(a)    Section 1.1 of the Credit Agreement is hereby amended:

(i)    by adding the following definitions thereto in alphabetical order as follows:

“MLP Termination Fee” shall have the meaning set forth in the Zenith Purchase Agreement.

“Parent Termination Fee” shall have the meaning set forth in the Zenith Purchase Agreement.

“Zenith” shall mean Zenith Energy U.S., L.P.

“Zenith Merger” shall mean the merger of the General Partner with Zenith pursuant to the terms of the Zenith Purchase Agreement.

“Zenith Purchase Agreement” shall mean that certain Purchase Agreement and Plan of Merger, dated as of August 29, 2017 among LCP, Zenith, the General Partner and the other parties thereto.

(ii)    by removing the following definitions: “Additional Lender”, “Increasing Lender”, “Incremental Commitment”, and “Incremental Commitment Amount”.

(iii)    by amending and restating the first proviso to the definition of “Consolidated Net Income” to read as follows:

“…provided that there shall be excluded from Consolidated Net Income (to the extent otherwise included therein) (i) any extraordinary, non-recurring or unusual gains or losses, (ii) any gains attributable to write-ups of assets or the sale of assets (other than the sale of inventory in the ordinary course of business), (iii) any equity interest of such Person or any Subsidiary of such Person in the unremitted earnings of any Person that is not a Subsidiary (except to the extent that any such income has been actually received by such Person or such Subsidiary of such Person in the form of cash dividends or similar cash distributions), (iv) any income (or loss) of any Person accrued prior to the date it becomes a Subsidiary or is merged into or consolidated with such Person or any Subsidiary of such Person or the date that such Person’s assets are acquired by such Person or any Subsidiary of such Person, (v) any income (or loss) of the Joliet Subsidiaries (except to the extent that any such income has been actually received by the Borrower in the form of cash dividends or similar cash distributions), and (vi) any income attributable to the receipt of the Parent Termination Fee and any expense attributable to the payment of the MLP Termination Fee;…”

(iv)    by amending and restating the definition of “Lenders” in its entirety to read as follows:

“Lenders” shall have the meaning set forth in the introductory paragraph hereof and shall include, where appropriate, the Swingline Lender.

(v)    by amending and restating the definition of “Loans” in its entirety to read as follows:

“Loans” shall mean all Revolving Loans and all Swingline Loans in the aggregate or any of them, as the context shall require.

(vi)    by amending the definition of “Revolving Commitment” with the removal of the phrase “as such schedule may be amended pursuant to Section 2.23,”

(vii)    by amending and restating clause (i) of the definition of “Revolving Commitment Termination Date” so as to read as follows:

“(i) June 30, 2019,”

(viii)    by amending and restating the definition of “Transaction Costs” in its entirety to read as follows:

“Transaction Costs” shall mean all fees and expenses paid by any Loan Party and its Restricted Subsidiaries in connection with (i) (x) the MLP IPO, (y) all transactions entered into in contemplation of the MLP IPO and (z) the transactions occurring on the Closing Date relating to the Loan Documents, in an aggregate amount for clauses (x), (y) and (z) not to exceed $5,000,000, (ii) Permitted Acquisitions (whether or not consummated) to the extent such fees and expenses are reasonably acceptable to the Administrative Agent,(iii) the Second Amendment, the JBBR Acquisition and all transactions entered into in contemplation and in furtherance thereof in an aggregate amount not to exceed $10,000,000 and (iv) commencing with the Fiscal Quarter ending September 30, 2017, the Zenith Merger (whether or not consummated) and all transactions entered into in contemplation and in furtherance thereof in an aggregate amount not to exceed $3,500,000, excluding any and all amount of the MLP Termination Fee.

(b)    Section 2.23 of the Credit Agreement (formerly “Increase of Commitments; Additional Lenders”) is hereby amended and restated in its entirety to read as follows:

“Section 2.23     Reserved.”

(c)    Section 6.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Section 6.1 Total Leverage Ratio. The MLP and its Restricted Subsidiaries will maintain, as of the last day of each Fiscal Quarter, a Total Leverage Ratio of not greater than 5.00:1.00; provided that if the MLP or any of its Subsidiaries receives the Parent Termination Fee, then the maximum permitted Total Leverage Ratio shall be decreased to 4.75:1.00 in the Fiscal Quarter such fee was received and for each Fiscal Quarter thereafter.”

Section 2.    Conditions to Effectiveness of this Amendment. Notwithstanding any other provision of this Amendment and without affecting in any manner the rights of the Lenders hereunder, it is understood and agreed that this Amendment shall not become effective, and the Borrower shall have no rights under this Amendment, until the date on which the following conditions have been satisfied or duly waived (the “Sixth Amendment Effective Date”):

(a)    the Administrative Agent shall have received (i) an amendment fee in the amount of 0.05% of the Revolving Commitments of the Lenders as of the Sixth Amendment Effective Date, to be applied pro rata among such Lenders and (ii) reimbursement or payment of its costs and expenses incurred in connection with this Amendment and the Credit Agreement (including reasonable fees, charges and disbursements of King & Spalding LLP, counsel to the Administrative Agent); and

(b)    the Administrative Agent shall have received each of the following documents:

(i)    executed counterparts to this Amendment from each of (i) the Loan Parties and (ii) the Lenders; and

(ii)    a certificate of good standing or existence, as may be available from the Secretary of State (or equivalent thereof) of the jurisdiction of organization of each Loan Party.

Section 3.    Representations and Warranties. To induce the Lenders and the Administrative Agent to enter into this Amendment, each Loan Party hereby represents and warrants to the Lenders and the Administrative Agent that:

(a)    each of the Loan Parties (i) is duly organized, validly existing and in good standing as a corporation, partnership or limited liability company, as applicable, under the laws of the jurisdiction of its organization, (ii) has all requisite power and authority to carry on its business as now conducted and (iii) is duly qualified to do business, and is in good standing, in each jurisdiction where such qualification is required, except where a failure to be so qualified would not reasonably be expected to result in a Material Adverse Effect;

(b)    the execution, delivery and performance by each Loan Party of this Amendment are within such Loan Party’s organizational powers and have been duly authorized by all necessary organizational, and, if required, shareholder, partner or member, action;

(c)    the execution, delivery and performance by the Loan Parties of this Amendment (i) do not require any consent or approval of, registration or filing with, or any action by, any Governmental Authority, except those as have been obtained or made and are in full force and effect and except for the failure of which to obtain could not reasonably be expected to have a Material Adverse Effect, (ii) will not violate any Requirement of Law applicable to any Loan Party or any of its Restricted Subsidiaries or any judgment, order or ruling of any Governmental Authority where such violation could reasonably be expected to have a Material Adverse Effect, (iii) will not violate or result in a default under any Contractual Obligation of any Loan Party or any of its Restricted Subsidiaries or any of its assets or give rise to a right thereunder to require any payment to be made by any Loan Party or any of its Restricted Subsidiaries where such a violation, default or payment could reasonably be expected to have a Material Adverse Effect and (iv) will not result in the creation or imposition of any Lien on any asset of any Loan Party or any of its Restricted Subsidiaries, except Liens (if any) created under the Loan Documents;

(d)    this Amendment has been duly executed and delivered for the benefit of or on behalf of each Loan Party and constitutes a valid and binding obligation of such Loan Party, enforceable against it in accordance with its terms except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity; and

(e)    immediately after giving effect to this Amendment, (i) the representations and warranties of the Loan Parties set forth in the Credit Agreement and the other Loan Documents are true and correct in all material respects (other than those representations and warranties that are expressly qualified by a Material Adverse Effect or other materiality, in which case such representations and warranties are true and correct in all respects), except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation and warranty shall have been true and correct as of such earlier date, and (ii) no Default or Event of Default has occurred and is continuing.

Section 4.    Reaffirmations and Acknowledgments.

(a)    Ratification of Obligations. Each Loan Party hereby ratifies the Credit Agreement and the other Loan Documents to which it is a party and acknowledges and reaffirms (i) that it is bound by all terms of the Credit Agreement, as amended hereby, and the other Loan Documents applicable to it and (ii) that it is responsible for the observance and full performance of its respective Obligations.

(b)    Reaffirmation of Guaranty. Each Guarantor hereby consents to the execution and delivery by the Borrower of this Amendment and the consummation of the transactions described herein and agrees that the terms hereof shall not affect in any way its obligations and liabilities under the Loan Documents (as amended and otherwise expressly modified hereby), all of which obligations and liabilities shall remain in full force and effect and each of which is hereby reaffirmed (as amended and otherwise expressly modified hereby). Each Guarantor hereby jointly and severally ratifies and confirms the terms of the Guaranty and Security Agreement with respect to the Indebtedness now or hereafter outstanding under the Credit Agreement, as amended hereby, and all promissory notes issued thereunder. Each Guarantor hereby acknowledges that, notwithstanding anything to the contrary contained herein or in any other document evidencing any indebtedness of the Borrower to the Lenders or any other obligation of the Borrower, or any actions now or hereafter taken by the Lenders with respect to any obligation of the Borrower, the Guaranty and Security Agreement is and shall continue to be (i) a primary obligation of such Guarantor, (ii) an absolute, unconditional, joint and several, continuing and irrevocable guaranty of payment, and (iii) in full force and effect in accordance with its terms. Nothing contained herein to the contrary shall release, discharge, modify, change or affect the original liability of any Guarantor under the Guaranty and Security Agreement.

(c)    Acknowledgment of Perfection of Security Interest. Each Loan Party hereby acknowledges and reaffirms that, as of the date hereof, the security interests and Liens granted to the Administrative Agent pursuant to the Guaranty and Security Agreement and the other Collateral Documents are in full force and effect, are properly perfected and are enforceable in accordance with the terms of the Guaranty and Security Agreement and the other Collateral Documents.

Section 5.    Effect of Amendment. Except as set forth expressly herein, all terms of the Credit Agreement, as amended hereby, and the other Loan Documents shall be and remain in full force and effect and shall constitute the legal, valid, binding and enforceable obligations of the Borrower to the Lenders and the Administrative Agent. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Lenders under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement. This Amendment shall constitute a Loan Document for all purposes of the Credit Agreement.

Section 6.    Governing Law. This Amendment shall be governed by, and construed in accordance with, the law of the State of New York and all applicable federal law of the United States of America.

Section 7.    No Novation. This Amendment is not intended by the parties to be, and shall not be construed to be, a novation of the Credit Agreement or an accord and satisfaction in regard thereto.

Section 8.    Costs and Expenses. The Borrower agrees to pay the costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment in accordance with Section 10.3 of the Credit Agreement.

Section 9.    Counterparts. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, each of which shall be deemed an original and all of which, taken together, shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of this Amendment by facsimile transmission or by electronic mail in pdf form shall be as effective as delivery of a manually executed counterpart hereof.

Section 10.    Binding Nature. This Amendment shall be binding upon and inure to the benefit of the parties hereto, their respective successors, successors-in-titles and assigns.

Section 11.    Entire Understanding. This Amendment sets forth the entire understanding of the parties with respect to the matters set forth herein, and shall supersede any prior negotiations or amendments, whether written or oral, with respect thereto.

Section 12.    Additional Covenants.

(a)    To the extent the Zenith Purchase Agreement is terminated in accordance with the terms thereto, within two (2) Business Days of the date of such termination (such date of termination, the “Termination Date”), the Loan Parties shall pay to the Administrative Agent a fee in the amount of 0.15% of the Revolving Commitments of the Lenders as of the Termination Date, to be applied pro rata among the Lenders.

(b)    In addition, within two (2) Business Days of the Termination Date, the Loan Parties shall repay the principal balance of the Revolving Loans, which shall be applied pro rata to the Lenders based on their respective Revolving Commitments, in an amount equal to any Parent Termination Fee received by the MLP or any of its Subsidiaries.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

ARC TERMINALS HOLDINGS LLC

By:	Arc Logistics LLC, its sole member

	By:	Arc Logistics Partners LP, its sole member

		By:	Arc Logistics GP LLC, its general partner

By:	/s/ BRADLEY K. OSWALD
Name:	Bradley Oswald
Title:	Vice President, Chief Financial Officer and Treasurer

ARC LOGISTICS PARTNERS LP

By:	Arc Logistics GP LLC, its general partner

By:	/s/ BRADLEY K. OSWALD
Name:	Bradley Oswald
Title:	Vice President, Chief Financial Officer and Treasurer

ARC LOGISTICS LLC

By:	Arc Logistics Partners LP, its sole member

	By:	Arc Logistics GP LLC, its general partner

By:	/s/ BRADLEY K. OSWALD
Name:	Bradley Oswald
Title:	Vice President, Chief Financial Officer and Treasurer

[Signature Page to Sixth Amendment]

ARC TERMINALS NEW YORK HOLDINGS, LLC

By:	Arc Terminals Holdings LLC, its sole member

	By:	Arc Logistics LLC, its sole member

		By:	Arc Logistics Partners LP, its sole member

			By:	Arc Logistics GP LLC, its general partner

By:	/s/ BRADLEY K. OSWALD
Name:	Bradley Oswald
Title:	Vice President, Chief Financial Officer and Treasurer

ARC TERMINALS MOBILE HOLDINGS, LLC

By:	Arc Terminals Holdings LLC, its sole member

	By:	Arc Logistics LLC, its sole member

		By:	Arc Logistics Partners LP, its sole member

			By:	Arc Logistics GP LLC, its general partner

By:	/s/ BRADLEY K. OSWALD
Name:	Bradley Oswald
Title:	Vice President, Chief Financial Officer and Treasurer

[Signature Page to Sixth Amendment]

ARC TERMINALS MISSISSIPPI HOLDINGS LLC

By:	Arc Terminals Holdings LLC, its sole member

	By:	Arc Logistics LLC, its sole member

		By:	Arc Logistics Partners LP, its sole member

			By:	Arc Logistics GP LLC, its general partner

By:	/s/ BRADLEY K. OSWALD
Name:	Bradley Oswald
Title:	Vice President, Chief Financial Officer and Treasurer

ARC TERMINALS COLORADO HOLDINGS LLC

By:	Arc Terminals Holdings LLC, its sole member

	By:	Arc Logistics LLC, its sole member

		By:	Arc Logistics Partners LP, its sole member

			By:	Arc Logistics GP LLC, its general partner

By:	/s/ BRADLEY K. OSWALD
Name:	Bradley Oswald
Title:	Vice President, Chief Financial Officer and Treasurer

[Signature Page to Sixth Amendment]

ARC TERMINALS PENNSYLVANIA HOLDINGS LLC

By:	Arc Terminals Holdings LLC, its sole member

	By:	Arc Logistics LLC, its sole member

		By:	Arc Logistics Partners LP, its sole member

			By:	Arc Logistics GP LLC, its general partner

By:	/s/ BRADLEY K. OSWALD
Name:	Bradley Oswald
Title:	Vice President, Chief Financial Officer and Treasurer

[Signature Page to Sixth Amendment]

LENDERS:

SUNTRUST BANK, as a Lender and as Administrative Agent

By:	/s/ CARMEN MALIZIA
Name:	Carmen Malizia
Title:	Director

[Signature Page to Sixth Amendment]

LENDERS:

Citibank, N.A., as a Lender

By:	/s/ THOMAS BENAVIDES
Name:	Thomas Benavides
Title:	Director

[Signature Page to Sixth Amendment]

LENDERS:

Wells Fargo Bank, N.A., as a Lender

By:	/s/ ADAM W. WRAY
Name:	Adam W. Wray
Title:	Managing Director

[Signature Page to Sixth Amendment]

LENDERS:

Barclays Bank PLC, as a Lender

By:	/s/ VANNESSA A. KURBATSKIY
Name:	Vannessa A. Kurbatskiy
Title:	Vice President

[Signature Page to Sixth Amendment]

LENDERS:

REGIONS BANK, as a Lender

By:	/s/ KARA HOAGLAND
Name:	Kara Hoagland
Title:	Vice President

[Signature Page to Sixth Amendment]

LENDERS:

BRANCH BANKING AND TRUST COMPANY, as a Lender

By:	/s/ GREG KRABLIN
Name:	Greg Krablin
Title:	Vice President

[Signature Page to Sixth Amendment]

LENDERS:

CAPITAL ONE, NATIONAL ASSOCIATION, as a Lender

By:	/s/ NANCY MAK
Name:	Nancy Mak
Title:	Sr. Vice President

[Signature Page to Sixth Amendment]

LENDERS:

ROYAL BANK OF CANADA, as a Lender

By:	/s/ JAY T. SARTAIN
Name:	Jay T. Sartain
Title:	Authorized Signatory

[Signature Page to Sixth Amendment]

LENDERS:

Bank Midwest, a Division of NBH Bank, as a Lender

By:	/s/ WILLIAM HOLLIDAY
Name:	William Holliday
Title:	Portfolio Manager

[Signature Page to Sixth Amendment]

LENDERS:

CIT BANK, N.A., as a Lender

By:	/s/ STEWART MCLEOD
Name:	Stewart McLeod
Title:	Director

[Signature Page to Sixth Amendment]